Rule 497(e)
File Nos. 33-73832 and 811-8268

FOR SHAREHOLDERS OF FIRSTHAND E-COMMERCE FUND

Supplement dated February 26, 2010 to Prospectus dated April 30, 2009, as supplemented January 8, 2010, July 31, 2009 and July 10, 2009

For Shareholders of Firsthand e-Commerce Fund

Advance Notice of Change of Fund Name and Investment Strategy

Effective April 30, 2010, Firsthand Funds will change the name of Firsthand e-Commerce Fund to Firsthand Technology Opportunities Fund.  The Fund’s investment objective, which is to seek long-term growth of capital, remains unchanged.  The new name, however, reflects the adoption of a broader investment strategy by the Fund. Beginning on April 30, 2010, the Fund intends to invest at least 80% of its assets in high-technology companies in the industries and markets that the Fund’s investment adviser believes hold the most growth potential within the technology sector.  After that date, the Fund will no longer be restricted to investing that portion of its assets in securities of e-commerce companies. The ticker symbol (TEFQX) will remain unchanged.